Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of January 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
Domestic Offshore
1	Hercules 120	120’ - MC, TD	GOM	Chevron	35-37	163	06/30/12	One 6-month priced option at $37-39K dayrate (subject to cost escalation provisions).
2	Hercules 150	150’ - ILC, TD	GOM	Arena	54-56	15	02/03/12	Contract commenced January 4
					59-61	36	03/10/12
					54-56	30	04/09/12	Continuation of current contract
				Apache	59-61	90	06/08/12
3	Hercules 173	173’ - MC, TD	GOM	Chevron	37-39	163	06/30/12	One 6-month priced option at $37-39K dayrate (subject to cost escalation provisions).
4	Hercules 200	200’ - MC, TD	GOM	Apache	57-59	90	04/18/12	Contract commenced January 19
5	Hercules 201	200’ - MC, TD	GOM	Energy XXI	44-46	1	01/20/12
				Stone Energy	57-59	142	06/10/12
				Hilcorp	66-68	20	06/30/12
6	Hercules 202	200’ - MC, TD	GOM	Ankor Energy	51-53	14	02/02/12
					47-49	26	02/28/12
					59-61	73	05/11/12
7	Hercules 204	200’ - MC, TD	GOM	Hilcorp	47-49	14	02/02/12
				Hilcorp	57-59	54	03/27/12
				Tarpon	57-59	35	05/01/12
				Tarpon	51-53	30	05/31/12	Work originally contracted in October 2011 with Hercules 150.
8	Hercules 205	200’ - MC, TD	GOM	Energy XXI	38-40	27	02/15/12
				ADTI/Contango	43-45	90	05/15/12
				ADTI/Contango	47-49	90	08/13/12	Scheduled downtime for UWILD for approximately 14 days starting in October.
9	Hercules 212	200’ - MC, TD	GOM	Castex	57-59	22	02/10/12	Waiting on weather. Special survey due by second quarter 2012.
10	Hercules 213	200’ - MC, TD	GOM	Petroquest	45-47	3	01/22/12
				EPL	54-56	160	06/30/12
11	Hercules 214	200’ - MC, TD	GOM	Shipyard			03/10/12	Previous contract ended January 6. Scheduled downtime for ABS 5-year special survey/repairs for approximately 60 - 70 days.
				Apache	51-53	50	04/29/12
12	Hercules 251	250’ - MS, TD	GOM	Walter Oil & Gas	47-49	72	03/31/12
					57-59	120	07/29/12
13	Hercules 253	250’ - MS, TD	GOM	Hall-Houston	41-43	61	03/20/12
				Tana	47-49	90	06/18/12	Special survey due by third quarter 2012
14	Hercules 263	250’ - MC, TD	GOM	Pisces	57-59	42	03/01/12
				Tana	59-61	45	04/15/12	Special survey due by third quarter 2012
15	Hercules 264	250’ - MC, TD	GOM	Chevron	56-58	80	04/08/12
					71-73	30	05/08/12
16	Hercules 265	250’ - MC, TD	GOM	EPL	59-61	3	01/22/12
				Rooster	59-61	21	02/12/12
				Stone Energy	56-58	65	04/17/12
				EPL	64-66	50	06/06/12	Special survey due by third quarter 2012
17	Hercules 300	300’ - MC, TD	GOM	Arena	74-76	158	06/25/12	Previous contract ended December 28
18	Hercules 350	350’ - ILC, TD	GOM	Chevron	73-75	27	02/15/12
				Walter Oil & Gas	104-106	45	03/31/12
				Pisces	104-106	75	06/14/12
				Tarpon	104-106	45	07/29/12
				Ankor Energy	104-106	26	08/24/12
				Shipyard			10/08/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 45 days starting in August
					Average	139	days

Hercules Offshore Monthly Rig Fleet Status Report as of January 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
19	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
20	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
21	Hercules 85	85’ - ILS, TD	GOM	Cold Stacked 01/09
22	Hercules 101	100’ - MC, TD	GOM	Cold Stacked 01/09
23	Hercules 153	150’ - MC, TD	GOM	Cold Stacked 01/09
24	Hercules 203	200’ - MC, TD	GOM	Cold Stacked 06/09
25	Hercules 206	200’ - MC, TD	GOM	Cold Stacked 12/09
26	Hercules 207	200’ - MC, TD	GOM	Cold Stacked 01/09
27	Hercules 209	200’ - MC	GOM	Cold Stacked 01/09
28	Hercules 211	200’ - MC Workover	GOM	Cold Stacked 01/09
29	Hercules 250	250’ - MS, TD	GOM	Cold Stacked 12/09
30	Hercules 252	250’ - MS, TD	GOM	Cold Stacked 05/09
31	Hercules 257	250’ - MS, TD	GOM	Cold Stacked 07/10
32	Hercules 259	250’ - MS, TD	GOM	Cold Stacked 02/10
33	Hercules 2000	200’ - MC, TD	GOM	Cold Stacked 05/08				Sold January 2012
34	Hercules 2002	200’ - MC, TD	GOM	Cold Stacked 10/08
35	Hercules 2003	200’ - MC, TD	GOM	Cold Stacked 02/09
36	Hercules 2005	200’ - MC, TD	GOM	Cold Stacked 07/09				Sold January 2012
37	Hercules 2500	250’ - MS, TD	GOM	Cold Stacked 02/09
38	Hercules 2501	250’ - MS, TD	GOM	Cold Stacked 01/10

Hercules Offshore Monthly Rig Fleet Status Report as of January 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
International Offshore
1	Hercules 170	170’ - ILC, TD	Bahrain	Warm Stacked
2	Hercules 185	150’ - ILC, TD	Angola	Shipyard			03/31/12	Repair and maintenance for approximately six months starting in September 2011
				CABGOC	59-61	682	02/11/14
3	Platform 3	Platform, TD	Mexico	PEMEX	49-51	1,331	09/11/15
4	Hercules 258	250’ - MS, TD	India	Shipyard				Previous contract ended January 18
5	Hercules 260	250’ - ILC, TD	Democratic Republic of Congo	Perenco	69-71	41	02/29/12
					74-76	180	08/27/12	One 6-month priced option. Special survey due by fourth quarter 2012.
6	Hercules 208	200’ - MC, TD	Vietnam	Ready Stacked			02/28/12	Contract preparation work.
			Indonesia	Zaratex	99-101	90	05/28/12	Two 45-day priced options. UWILD survey is due by third quarter 2012.
7	Hercules 261	250’ - ILC, TD	Saudi Arabia	Shipyard			03/10/12	Anticipated downtime for approximately 70-80 days starting December 2011. Will receive lump sum payment to approximate contract preparation costs.
				Saudi Aramco	83-85	984	09/29/14
8	Hercules 262	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	79-81	27	02/15/12
				Shipyard			05/15/12	Anticipated downtime for approximately 90 days starting in February. Will receive lump sum payment to approximate contract preparation costs.
				Saudi Aramco	79-81	907	11/08/14
					Average	530	days

9	Hercules 156	150’ - ILC, TD	Bahrain	Cold Stacked 12/10

Hercules Offshore Monthly Rig Fleet Status Report as of January 19, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
US Inland Barges
1	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
2	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
3	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Dynamic	25-27	8	01/27/12
					Average	3	days

4	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)	Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

Hercules Offshore Liftboat Fleet Status Report for the month ended December 31, 2011

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats (1)	Revenue Per Day Per Liftboat (2)	Operating Days	Utilization (3)	Comments
Gulf of Mexico
230	2	2	$17,250	1	2%	Two vessels in drydock in December and one vessel in drydock in January
170-215	4	4	13,913	74	60%	One vessel in drydock in December
140-150	5	5	7,710	31	20%	One vessel in drydock in December and two vessels in drydock in January
120-130	14	12	5,465	190	51%	One vessel in drydock in December and January
105	15	11	4,366	142	42%	One vessel in drydock in December and January

Sub-total/Average	40	34	$6,722	438	42%

International
230-260	2	2	$52,799	40	65%
170-215	7	7	30,986	113	52%	One vessel in drydock in December. One vessel (Mako) severely damaged in fire on January 16.
140-150	4	4	16,894	103	83%
120-130	7	7	13,157	175	81%
105	4	3	—	—	0%

Sub-total/Average	24	23	$22,404	431	60%

Total/Average	64	57	$14,500	869	49%

(1)	Actively marketed liftboats excludes six GOM cold-stacked liftboats and one Nigeria cold-stacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the continued delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.